Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Ivy Funds of our report dated December 27, 2021, relating to the financial statements and financial highlights, which appears in Delaware Ivy Multi-Asset Income Fund (formerly known as Delaware Ivy Apollo Multi-Asset Income Fund), Delaware Ivy Strategic Income Fund (formerly known as Delaware Ivy Apollo Strategic Income Fund), Delaware Ivy California Municipal High Income Fund, Delaware Ivy Cash Management Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Government Securities Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund (formerly known as Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund), Delaware Ivy Total Return Bond Fund (formerly known as Delaware Ivy Pictet Targeted Return Bond Fund) and Delaware Ivy High Yield Fund (formerly known as Delaware Ivy PineBridge High Yield Fund)’s Annual Report on Form N-CSR for the year ended September 30, 2021. We also consent to the references to us under the headings “Financial Highlights,” “Custodial and Auditing Services,” and “Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 26, 2022

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Ivy Funds of our report dated November 29, 2021, relating to the financial statements and financial highlights, which appears in Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Delaware Ivy ProShares S&P 500 Bond Index Fund and Delaware Ivy S&P 500 Dividend Aristocrats Index Fund (formerly Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund)’s Annual Report on Form N-CSR for the year ended September 30, 2021. We also consent to the references to us under the headings “Financial Highlights,” “Custodial and Auditing Services,” and “Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 26, 2022